MOBIQUITHINGS SAS Schedule of Assets Acquired and Liabilities Assumed (Details) € in Thousands, $ in Thousands	Dec. 31, 2015 USD ($)	Sep. 02, 2015 USD ($)	Sep. 02, 2015 EUR (€)	Dec. 31, 2014 USD ($)	Dec. 31, 2013 USD ($)
Business Acquisition [Line Items]
Goodwill	$ 156,488			$ 103,966	$ 102,718
MobiquiThings SAS [Member]
Business Acquisition [Line Items]
Cash		$ 241	€ 214
Accounts receivable		1,156	1,026
Prepaid and other assets		120	107
Property and equipment		1,173	1,041
Identifiable intangible assets		5,713	5,071
Goodwill		11,179	9,922
Total Assets Acquired		19,582	17,381
Accounts payable and accrued liabilities		1,932	1,715
Deferred income tax		1,905	1,690
Fair value of net assets acquired		$ 15,745	€ 13,976